PROMISSORY NOTE

THE TRANSFER OF THIS SECURITY IS SUBJECT TO RESTRICTIONS CONTAINED HEREIN. THIS SECURITY HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

______, 2012

$_________ Irvine, California

1. Principal. For value received, Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation ("Company"), hereby promises to pay to the order of ______ ("Payee"), whose address is as set forth below, or such other address as the holder of this Convertible Note (this "Note") may designate in writing, the principal sum of $_______. This Note is part of an offering of promissory notes and associated warrants being made by the Company (the "Offering") and the other purchasers of Notes in such Offering are referred to as the "Other Payees" and all the Notes issued in such Offering, including this Note are referred to as the "Notes".

2. Interest; Subordination.

(i) This Note shall bear interest at a rate per annum of 12% of the original principal value of this Note, which interest shall accrue and be payable quarterly in arrears on October 1, January 1, April 1, and July 1; provided, however, in the event that an Event of Default occurs, the interest rate shall be 18% per annum.

(ii) This Note is subordinated in all respects to the outstanding debt now or hereafter owed by the Company to its senior secured lender. If request by the Company's senior secured lender, Payee agrees to promptly execute a subordination agreement containing customary terms and conditions.

3. Maturity. Subject to the conversion provision set forth in Section 4 hereof, the principal of this Note shall be due and payable in full on _______, 2013.

4. Prepayment. All payments shall be made in lawful money of the United States of America at the principal office of the Company, or at such other place as the Payee hereof may from time to time designate in writing to the Company. The Company shall have the right at any time, and from time to time, to prepay in cash all or any portion of the principal hereof at any time prior to maturity.

5. Default. The Payee shall have the right upon the occurrence of any of the following events to declare an event of default and elect to accelerate the amount owing hereunder (individually, an "Event of Default" and collectively, "Events of Default"):

      the termination of existence of the Company, whether by dissolution or otherwise, or the appointment of a receiver or custodian for the Company or any part of its property if such appointment is not terminated or dismissed within thirty (30) days;
      the institution against the Company of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within sixty (60) days of filing;
      the commencement by the Company of any voluntary proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership or other similar law affecting the rights of creditors generally;
      the failure to pay interest on the Note in accordance with Section 2 hereunder within three (3) business days of when due;
      a payment default on any of the Notes held by the Other Payees; or

(v) an assignment by the Company for the benefit of its creditors or an admission in writing by the Company of its inability to pay its debts as they become due.

6. Cumulative Rights. No delay on the part of Payee in the exercise of any power or right under this Note shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right. Enforcement by the Payee of any right or remedy for the payment hereof shall not constitute any election by the Payee of remedies so as to preclude the exercise of any other remedy available to the Payee.

7. Waivers. Except as otherwise set forth in this Note, the Company, for itself and its legal representatives, successors and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, and diligence in collection.

8. Modifications in Writing. No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by the Company and Payee, and then only to the extent therein specifically set forth.

9. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during the normal business hours of the recipient, if not, then on the next business day; (iii) one (1) business day after deposit with a nationally recognized overnight courier designating next business day delivery; or (iv) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid. All communications shall be sent to the address or facsimile number as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

10. Entire Agreement; Severability. This Note constitutes the full and entire understanding, promise and agreement between the Company and Payee with respect to the subject matter hereof, and it supersedes, merges and renders void every other prior written and/or oral understanding, promise or agreement between the Company and Payee. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note, the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms, and the parties shall use good faith to negotiate a substitute, valid and enforceable provision that replaces the excluded provision and that most nearly effects the parties' intent in entering into this Note.

THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

11. Governing Law. This Note is being executed and delivered and is intended to be performed, in the State of Delaware, and the laws of such state shall govern the construction, validity, enforcement and interpretation hereof, except to the extent federal laws otherwise govern the validity, construction, enforcement and interpretation hereof.

12. Headings. The headings of the paragraphs of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

13. Successors and Assigns. All of the promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not; provided, however, that the Company may not, without the prior written consent of Payee, assign any rights, duties, or obligations under this Note.

14. Counterparts. This instrument may be executed in counterparts and delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. Rights Upon a Change in Control. All of the principal and interest under the Notes then outstanding shall automatically become immediately due and payable upon the consummation of a Change of Control of the Company prior to the Maturity Date. "Change of Control" means any Fundamental Transaction other than (A) a consolidation or merger with or into another person or entity in which the beneficial owners of the Company's then outstanding voting securities immediately prior to such transaction beneficially own securities representing fifty percent (50%) or more of the aggregate voting power of then outstanding voting securities of the resulting or acquiring corporation (or any parent thereof), or their equivalent if other than a corporation, in such transaction, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company. "Fundamental Transaction" means (1) that the Company shall, directly or indirectly, in one or more related transactions, (a) consolidate or merge with or into (whether or not the Company is the surviving corporation) another person or entity, or (b) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another person or entity, or (c) be the subject of a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the person or persons making or party to, or associated or affiliated with the persons making or party to, such purchase, tender or exchange offer), or (d) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or entity whereby such other person or entity (or parent of such other person or entity) acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or entity (or other persons or entities) making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), or (2) a termination of trading.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

COMPANY:

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

By: /s/ Bradley J. Timon

Name: Bradley J. Timon

Its: Chief Financial Officer
ACKNOWLEDGED AND AGREED:
PAYEE:
Acknowledgement contained in the Omnibus Signature Page in the Subscription Agreement
Name: /s/ Payee_________________________